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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): July 31, 2001

                               Kitty Hawk, Inc.
              (Exact name of registrant as specified in charter)



          Delaware                      0-25202                 75-2564006
(State or other jurisdiction of       (Commission              (IRS Employer
       incorporation)                 File Number)          Identification No.)

   1515 West 20th Street
      P.O. Box 612787
Dallas/Fort Worth International
      Airport, Texas                                               75261
(Address of principal executive                                  (Zip Code)
          offices)

      Registrant's telephone number, including area code:  (972) 456-2200

                                Not Applicable
         (Former name or former address, if changed since last report)
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Item 5.  Other Events.

     On July 31, 2001, the Company and its subsidiaries announced in a proceeding in the United States Bankruptcy Court for the Northern District of Texas, Fort Worth Division that they have suspended efforts to confirm their Debtors' Amended Joint Plan of Reorganization Dated May 30, 2001 and that they are in discussions with their creditors on modifications to their plan of reorganization.


                                   * * * * *
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              KITTY HAWK, INC.

Date: August 3, 2001
                              By:     /s/ TILMON J. REEVES
                                 -----------------------------------------
                              Name:   Tilmon J. Reeves
                              Title:  Chairman of the Board and
                                      Chief Executive Officer